Weyerhaeuser Company	Exhibit 99.2
Q1.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q4	Q1
	December 31, 2012	March 31, 2013	March 31, 2012

Net sales	$2,000	$1,951	$1,494
Cost of products sold	1,580	1,533	1,290
Gross margin	420	418	204
Selling expenses	56	51	42
General and administrative expenses	126	118	108
Research and development expenses	9	7	7
Charges for restructuring, closures and impairments	6	4	12
Other operating income, net	(33)	(18)	(66)
Operating income	256	256	101
Interest income and other	14	11	12
Interest expense, net of capitalized interest	(88)	(82)	(87)
Earnings before income taxes	182	185	26
Income taxes	(40)	(41)	15
Net earnings	142	144	41
Add: net loss attributable to noncontrolling interests	1	—	—
Net earnings attributable to Weyerhaeuser common shareholders	$143	$144	$41

Per Share Information

	Q4	Q1
	December 31, 2012	March 31, 2013	March 31, 2012

Earnings per share attributable to Weyerhaeuser common shareholders, basic and diluted	$0.26	$0.26	$0.08
Dividends paid per share	$0.17	$0.17	$0.15
Weighted average shares outstanding (in thousands):
Basic	542,101	545,234	537,368
Diluted	547,137	550,785	539,728
Common shares outstanding at end of period (in thousands)	542,393	546,573	537,409

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4	Q1
	December 31, 2012	March 31, 2013	March 31, 2012

Operating income	$256	$256	$101
Depreciation, depletion and amortization	118	112	113
Non-operating pension and postretirement costs	8	10	7
Special items	—	—	(38)
Capitalized interest included in cost of products sold	9	9	3
Adjusted EBITDA, excluding special items*	$391	$387	$186
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q1.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2013	December 31, 2012

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$635	$893
Receivables, less allowances	628	468
Receivables for taxes	65	95
Inventories	596	531
Prepaid expenses	89	83
Deferred tax assets	189	65
Total current assets	2,202	2,135
Property and equipment, net	2,785	2,859
Construction in progress	56	50
Timber and timberlands at cost, less depletion charged to disposals	3,954	3,961
Investments in and advances to equity affiliates	191	192
Goodwill	40	40
Deferred tax assets	70	189
Other assets	351	358
Assets held by variable interest entities	804	805
	10,453	10,589
Real Estate:
Cash and cash equivalents	4	5
Receivables, less allowances	75	72
Real estate in process of development and for sale	724	658
Land being processed for development	897	904
Investments in and advances to equity affiliates	20	21
Deferred tax assets	204	202
Other assets	100	94
Assets held by variable interest entities	33	47
	2,057	2,003
Total assets	$12,510	$12,592

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Current maturities of long-term debt	$184	$340
Accounts payable	357	329
Accrued liabilities	531	561
Total current liabilities	1,072	1,230
Long-term debt	3,842	3,842
Deferred income taxes	46	—
Deferred pension and other postretirement benefits	1,856	1,930
Other liabilities	455	499
Liabilities (nonrecourse to the company) held by variable interest entities	680	681
	7,951	8,182
Real Estate:
Long-term debt	109	109
Other liabilities	172	187
Liabilities (nonrecourse to the company) held by variable interest entities	2	1
	283	297
Total liabilities	8,234	8,479
Equity:
Total Weyerhaeuser shareholders' interest	4,244	4,070
Noncontrolling interests	32	43
Total equity	4,276	4,113
Total liabilities and equity	$12,510	$12,592

Weyerhaeuser Company
Q1.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q4	Q1
	December 31, 2012	March 31, 2013	March 31, 2012

Cash flows from operations:
Net earnings	$142	$144	$41
Noncash charges (credits) to income:
Depreciation, depletion and amortization	118	112	113
Deferred income taxes, net	40	26	(6)
Pension and other postretirement benefits	20	24	(28)
Share-based compensation expense	9	12	10
Charges for impairment of assets	5	1	8
Net gains on dispositions of assets	(30)	(7)	(7)
Foreign exchange transaction (gains) losses	2	4	(7)
Change in:
Receivables less allowances	—	(165)	(5)
Receivable for taxes	2	30	(2)
Inventories	(20)	(68)	(40)
Real estate and land	20	(59)	(55)
Prepaid expenses	2	(13)	(8)
Accounts payable and accrued liabilities	(5)	(66)	(56)
Deposits on land positions and other assets	(7)	(1)	—
Pension and postretirement contributions	(36)	(37)	(35)
Other	(10)	2	17
Net cash from operations	252	(61)	(60)

Cash flows from investing activities:
Property and equipment	(59)	(35)	(54)
Timberlands reforestation	(7)	(13)	(10)
Proceeds from sale of assets	44	6	6
Proceeds of investments held by special purpose entities	110	—	—
Other	1	—	1
Cash from investing activities	89	(42)	(57)

Cash flows from financing activities:
Cash dividends	(92)	(93)	(81)
Change in book overdrafts	—	3	(29)
Payments on debt	—	(156)	(2)
Exercises of stock options	39	81	5
Other	2	9	(1)
Cash from financing activities	(51)	(156)	(108)

Net change in cash and cash equivalents	290	(259)	(225)
Cash and cash equivalents at beginning of period	608	898	953
Cash and cash equivalents at end of period	$898	$639	$728
Cash paid (received) during the year for:
Interest, net of amount capitalized	$61	$111	$116
Income taxes	$1	$(2)	$(10)

Weyerhaeuser Company	Total Company Statistics
Q1.2013 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q4	Q1
	December 31, 2012	March 31, 2013	March 31, 2012

Net earnings	$143	$144	$41
Restructuring, impairments and other charges	—	—	10
Gain on postretirement plan amendment	—	—	(34)
Tax settlements	—	—	(8)
Net earnings before special items	$143	$144	$9

	Q4	Q1
	December 31, 2012	March 31, 2013	March 31, 2012

Net earnings per diluted share	$0.26	$0.26	$0.08
Restructuring, impairments and other charges	—	—	0.02
Gain on postretirement plan amendment	—	—	(0.06)
Tax settlements	—	—	(0.02)
Net earnings before special items per diluted share	$0.26	$0.26	$0.02

Selected Total Company Items

in millions	Q4	Q1
	December 31, 2012	March 31, 2013	March 31, 2012

Depreciation, depletion and amortization:
Cost of products sold	$109	$103	$102
Selling, general and administrative expenses	9	9	11
Total depreciation, depletion and amortization	$118	$112	$113

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$12	$14	$13
Pension and postretirement costs not allocated	8	10	7
Total company pension and postretirement costs	$20	$24	$20

Total increase in Forest Products working capital(1)	$(85)	$(334)	$(148)
Cash spent for capital expenditures	$(66)	$(48)	$(64)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company	Timberlands Segment
	Q1.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2012	Q1.2013	Q1.2012
	Sales to unaffiliated customers	$298	$293	$250
	Intersegment sales	185	224	190
	Total net sales	483	517	440
	Cost of products sold	374	395	353
	Gross margin	109	122	87
	Selling expenses	2	3	2
	General and administrative expenses	20	25	23
	Research and development expenses	6	4	4
	Restructuring, closures and impairments	2	2	—
	Other operating income, net	(14)	(15)	(11)
	Operating income	93	103	69
	Interest income and other	1	1	1
	Loss attributable to noncontrolling interest	1	—	—
	Net contribution to earnings (see note 1 on page 9)	$95	$104	$70

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q4.2012	Q1.2013	Q1.2012
	Operating income	$93	$103	$69
	Depreciation, depletion and amortization	38	36	35
	Adjusted EBITDA, excluding special items*	$131	$139	$104
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q4.2012	Q1.2013	Q1.2012
	Total increase in working capital(1)	$(37)	$(10)	$(9)
	Cash spent for capital expenditures	$(16)	$(18)	$(12)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q4.2012	Q1.2013	Q1.2012
Third Party Net Sales (millions)	Logs:
	West	$151	$177	$130
	South	67	61	50
	Canada	5	7	7
	Total Logs	223	245	187
	Pay as cut timber sales	4	1	3
	Chip sales	4	3	6
	Timberlands exchanges	20	2	8
	Higher and better use land sales	9	3	4
	Minerals, oil and gas	9	8	7
	Products from international operations	26	22	25
	Other products	3	9	10
	Total	$298	$293	$250
Logs Third Party Sales Realizations (per cubic meter)	West	$96.46	$105.38	$99.10
	South	$43.30	$43.47	$40.48
	Canada	$38.70	$36.61	$36.35
	International	$24.30	$24.01	$22.97
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,559	1,674	1,308
	South	1,563	1,399	1,228
	Canada	139	204	205
	International	84	68	78
	Total	3,345	3,345	2,819
Logs Fee Harvest Volumes (cubic meters, thousands)	West	1,876	1,995	1,679
	South	3,177	2,833	2,714
	International	232	197	172
	Total	5,285	5,025	4,565

Weyerhaeuser Company		Wood Products Segment
Q1.2013 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2012	Q1.2013	Q1.2012
Sales to unaffiliated customers		$832	$988	$634
Intersegment sales		16	18	20
Total net sales		848	1,006	654
Cost of products sold		748	770	611
Gross margin		100	236	43
Selling expenses		24	26	21
General and administrative expenses		34	36	29
Research and development expenses		1	1	1
Charges for restructuring, closures and impairments		1	—	1
Other operating costs (income), net		2	(5)	5
Operating income (loss)		38	178	(14)
Interest income and other		—	—	1
Net contribution to earnings (see note 1 on page 9)		$38	$178	$(13)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q4.2012	Q1.2013	Q1.2012
Operating income (loss)		$38	$178	$(14)
Depreciation, depletion and amortization		33	31	34
Adjusted EBITDA, excluding special items*		$71	$209	$20
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q4.2012	Q1.2013	Q1.2012
Total decrease (increase) in working capital(1)		$9	$(194)	$(112)
Cash spent for capital expenditures		$(19)	$(10)	$(6)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q4.2012	Q1.2013	Q1.2012
Structural Lumber (board feet)	Third Party Net Sales	$376	$451	$291
	Third Party Sales Realizations	$366	$440	$311
	Third Party Sales Volumes(1)	1,025	1,025	937
	Production Volumes	939	1,021	958
	Outside Purchase Volumes	77	102	32
Engineered Solid Section (cubic feet)	Third Party Net Sales	$68	$82	$65
	Third Party Sales Realizations	$1,817	$1,850	$1,830
	Third Party Sales Volumes(1)	3.7	4.4	3.6
	Production Volumes	3.6	4.6	3.7
	Outside Purchase Volumes	1.6	0.9	1.0
Engineered I-joists (lineal feet)	Third Party Net Sales	$47	$56	$41
	Third Party Sales Realizations	$1,265	$1,300	$1,285
	Third Party Sales Volumes(1)	37	43	32
	Production Volumes	37	44	34
	Outside Purchase Volumes	2	3	2
Oriented Strand Board (square feet 3/8')	Third Party Net Sales	$194	$236	$111
	Third Party Sales Realizations	$290	$359	$197
	Third Party Sales Volumes(1)	670	657	565
	Production Volumes	642	662	601
	Outside Purchase Volumes	60	68	32
Softwood Plywood (square feet 3/8')	Third Party Net Sales	$32	$36	$23
	Third Party Sales Realizations	$347	$370	$309
	Third Party Sales Volumes(1)	91	99	73
	Production Volumes	59	61	51
	Outside Purchase Volumes	34	42	25
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company	Cellulose Fibers Segment
	Q1.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2012	Q1.2013	Q1.2012
	Total net sales	$463	$474	$473
	Cost of products sold	385	424	407
	Gross margin	78	50	66
	Selling expenses	5	4	4
	General and administrative expenses	18	20	20
	Research and development expenses	2	2	2
	Other operating income, net	(6)	(7)	(9)
	Operating income	59	31	49
	Interest income and other	2	—	(1)
	Net contribution to earnings (see note 1 on page 9)	$61	$31	$48

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q4.2012	Q1.2013	Q1.2012
	Operating income	$59	$31	$49
	Depreciation, depletion and amortization	40	39	37
	Adjusted EBITDA, excluding special items*	$99	$70	$86
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q4.2012	Q1.2013	Q1.2012
	Total decrease (increase) in working capital(1)	$(30)	$(7)	$45
	Cash spent for capital expenditures	$(26)	$(17)	$(45)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q4.2012	Q1.2013	Q1.2012
Pulp (air-dry metric tons)	Third Party Net Sales (millions)	$364	$371	$367
	Third Party Sales Realizations	$799	$796	$818
	Third Party Sales Volumes (thousands)	456	467	449
	Production Volumes (thousands)	465	445	438
Liquid Packaging Board (tons)	Third Party Net Sales (millions)	$75	$85	$83
	Third Party Sales Realizations	$1,085	$1,079	$1,181
	Third Party Sales Volumes (thousands)	69	78	70
	Production Volumes (thousands)	72	78	65

Weyerhaeuser Company	Real Estate Segment
Q1.2013 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q4.2012	Q1.2013	Q1.2012
Total net sales	$407	$196	$137
Cost of products sold	276	160	113
Gross margin	131	36	24
Selling expenses	25	18	15
General and administrative expenses	27	18	17
Charges for restructuring, closures and impairments	1	1	1
Other operating income, net	(1)	—	—
Operating income (loss)	79	(1)	(9)
Interest income and other	2	1	1
Net contribution to earnings	$81	$—	$(8)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2012	Q1.2013	Q1.2012
Operating income (loss)	$79	$(1)	$(9)
Depreciation, depletion and amortization	4	3	2
Capitalized interest included in cost of products sold	8	7	3
Adjusted EBITDA, excluding special items*	$91	$9	$(4)
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

	Q4.2012	Q1.2013	Q1.2012
Cash from operations	$77	$(71)	$(32)
Cash spent for capital expenditures	$(2)	$(2)	$(1)

Segment Statistics

	Q4.2012	Q1.2013	Q1.2012
Net sales:
Single-family housing	$320	$183	$131
Land	84	11	3
Other	3	2	3
Total net sales	$407	$196	$137
Single-family homes sold	561	820	697
Single-family homes closed	842	463	349
Single-family homes sold but not closed (backlog)	774	1,131	777
Single-family cancellation rate	15.9%	12.2%	10.1%
Single-family buyer traffic	14,567	17,764	14,272
Single-family average price of homes closed (in thousands)	$381	$394	$376
Single-family gross margin(1)	20.0%	19.5%	17.2%
(1) Single-family gross margin equals revenue less cost of sales and period costs.

Weyerhaeuser Company	Unallocated Items
Q1.2013 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation; pension and postretirement costs; foreign exchange transaction gains and losses associated with financing; and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q4.2012	Q1.2013	Q1.2012
Unallocated corporate function expenses	$(8)	$(3)	$(6)
Unallocated share-based compensation	(3)	(7)	(5)
Unallocated pension & postretirement costs	(8)	(10)	(7)
Foreign exchange gains (losses)	(2)	(4)	6
Elimination of intersegment profit in inventory and LIFO(1)	8	(24)	(12)
Other	—	(7)	30
Operating income (loss)	(13)	(55)	6
Interest income and other	9	9	10
Net contribution to earnings	$(4)	$(46)	$16
(1) We began reporting the elimination of intersegment profit on inventory and the LIFO reserve in Unallocated Items in second quarter 2012. Previously these company-level adjustments were recorded in the business segments. This provides a better understanding of business operating results. Prior period results have been adjusted to reflect the change.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2012	Q1.2013	Q1.2012
Operating income (loss)	$(13)	$(55)	$6
Depreciation, depletion and amortization	3	3	5
Non-operating pension and postretirement costs	8	10	7
Special items	—	—	(38)
Capitalized interest included in cost of products sold	1	2	—
Adjusted EBITDA, excluding special items*	$(1)	$(40)	$(20)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2012	Q1.2013	Q1.2012
Gain on postretirement plan amendment	$—	$—	$52
Restructuring, impairments and other charges	—	—	(14)
Total	$—	$—	$38

Unallocated Selected Items

	Q4.2012	Q1.2013	Q1.2012
Total increase in working capital(1)	$(27)	$(123)	$(72)
Cash spent for capital expenditures	$(3)	$(1)	$—
(1) Working capital does not include cash balances.

*Adjusted EBITDA excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA excluding special items, as we define it, is operating income adjusted for depreciation, depletion, amortization, special items and interest included in cost of products sold. Adjusted EBITDA excluding special items should not be considered in isolation from and is not intended to represent an alternative to our results computed under GAAP.